                                                                  EXHIBIT 10.18

                         AGREEMENT AND MUTUAL RELEASE


     This Agreement and Mutual Release ("Agreement") is entered into this 26th day of May, 2000, between and among Electric City Corporation, Joseph C. Marino, Jeffrey A. Dome, Ronald Stone, and Curtis Vernon (collectively, the "Parties").

     WHEREAS, Electric City Corp. ("Electric City") is an Illinois corporation primarily engaged in the business of selling an energy efficiency device referred to as an EnergySaver;

     WHEREAS, Joseph C. Marino ("Marino") is the founder and former President, Chief Executive Officer, and Chairman of the Board of Electric City and currently serves as Chairman of the Board;

     WHEREAS, Jeffrey A. Dome, Ronald Stone, and Curtis Vernon (collectively, the "Distributors") are individuals who entered into Distributor Agreements with Electric City whereby they received the exclusive right to distribute Electric City's EnergySaver product in ten regions: Arizona, Colorado, Florida, Georgia, Michigan, Nebraska, Northern California, North Carolina, Ohio, and South Carolina;

     WHEREAS, the Distributors have asserted various claims against Electric City and Marino, and Electric City has asserted various claims against the Distributors, arising out of or in relation to the Distributor Agreements;

     WHEREAS, the Parties recognize that the continued pursuit of these claims will be costly and time consuming and have determined that it is in their respective best interests to resolve all of the issues arising or resulting from these disputes without any admission of liability by any Party;

     WHEREAS, given the projected growth potential of Distributors' regions, Electric City believes it is in its best interest to terminate the Distributor Agreements to allow Electric City to realize its maximum growth potential; and

     WHEREAS, the Parties to this Agreement do not intend that any person or entity shall be a third party beneficiary of this Agreement, or intend to release any claim, demand, or cause of action against any person or entity other than as set forth herein;

     NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, it is hereby agreed as follows:

     1. MUTUAL RELEASES. (A) Each Distributor, and the agents, employees, assigns, and attorneys of each Distributor, releases and forever discharges Electric City, together with its affiliates, shareholders, officers, directors, employees, agents, assigns, and attorneys, and Marino, together with his agents, attorneys, and assigns, from any and all claims, demands, and causes of action arising from or relating to any matter occurring prior to or as of the date of this Agreement, including but not limited to any claim for actual or exemplary damages, interest, attorneys' fees, costs, and any form of declaratory or injunctive relief.

     (B) Electric City, and its affiliates, shareholders, officers, directors, employees, agents, assigns, and attorneys, and Marino, and his agents, attorneys, and assigns, release and forever discharge each Distributor, and the agents, employees, assigns, and attorneys of each Distributor, from any and all claims, demands, and causes of action arising from or relating to any matter occurring prior to or as of the date of this Agreement, including but not limited to any claim for actual or exemplary damages, interest, attorneys' fees, costs, and any form of declaratory or injunctive relief.

     (C) The Parties agree that nothing contained in this Agreement or in any other communication made for purposes of negotiating this Agreement shall constitute an admission by any Party of any liability whatsoever to any other Party.

     (D) Each Party shall bear its own expenses in connection with the negotiation and execution of this Agreement and the transactions contemplated thereby.

     2. TERMINATION OF DISTRIBUTOR AGREEMENTS. (A) The Distributors entered into certain Distributor Agreements with Electric City, as set forth in Addendum A, hereto, which is incorporated herein in its entirety.

     (B) As reflected in Addendum A, certain parties in addition to the Distributors were signatories to certain of the Distributor Agreement. Specifically, Carlton Vernon co-signed the Northern California Distributor Agreement with Curtis Vernon, and Electric City of Florida LLC, an entity formed and controlled by Ronald Stone, is the party to the Distributor Agreement for Florida and North Carolina. Electric City hereby covenants and agrees that it will not assert herein, it is hereby agreed as follows:

     1. MUTUAL RELEASES. (A) Each Distributor, and the agents, employees, assigns, and attorneys of each Distributor, releases and forever discharges Electric City, together with its affiliates, shareholders, officers, directors, employees, agents, assigns, and attorneys, and Marino, together with his agents, attorneys, and assigns, from any and all claims, demands, and causes of action arising from or relating to any matter occurring prior to or as of the date of this Agreement, including but not limited to any claim for actual or exemplary damages, interest, attorneys' fees, costs, and any form of declaratory or injunctive relief.

     (B) Electric City, and its affiliates, shareholders, officers, directors, employees, agents, assigns, and attorneys, and Marino, and his agents, attorneys, and assigns, release and forever discharge each Distributor, and the agents, employees, assigns, and attorneys of each Distributor, from any and all claims, demands, and causes of action arising from or relating to any matter occurring prior to or as of the date of this Agreement, including but not limited to any claim for actual or exemplary damages, interest, attorneys' fees, costs, and any form of declaratory or injunctive relief.

     (C) The Parties agree that nothing contained in this Agreement or in any other communication made for purposes of negotiating this Agreement shall constitute an admission by any Party of any liability whatsoever to any other Party.

     (D) Each Party shall bear its own expenses in connection with the negotiation and execution of this Agreement and the transactions contemplated thereby.

     2. TERMINATION OF DISTRIBUTOR AGREEMENTS. (A) The Distributors entered into certain Distributor Agreements with Electric City, as set forth in Addendum A, hereto, which is incorporated herein in its entirety.

     (B) As reflected in Addendum A, certain parties in addition to the Distributors were signatories to certain of the Distributor Agreements. Specifically, Carlton Vernon co-signed the Northern California Distributor Agreement with Curtis Vernon, and Electric City of Florida LLC, an entity formed and controlled by Ronald Stone, is the party to the Distributor Agreement for Florida and North Carolina. Electric City hereby covenants and agrees that it will not assert any claims against Carlton Vernon or Electric City of Florida LLC which it has or could have asserted against any of the Distributors arising out of the Distributor Agreements. Carlton Vernon and Electric City of Florida LLC, by their authorized undersigned agents, hereby covenant and agree that they will not assert any claims against Electric City which the Distributors have or could have asserted against Electric City arising out of the Distributor Agreements.

     (C) This Agreement supercedes each of the Distributor Agreements, which shall be null, void, and of no further force and effect as of the date of this Agreement. As of the date of this Agreement, Electric City and Marino shall have no duties or obligations to any of the Distributors, except those set forth herein, and the Distributors shall have no duties or obligations to Electric City or Marino, except those set forth herein.

     (D) Within seven days of the date of this Agreement, the Distributors shall provide Electric City with a list of all customers and potential customers contacted by the Distributors on behalf of Electric City since entering into the various Distributor Agreements and, for each such customer or contact, the status of the relationship and any on-going sales negotiations as of the date of this Agreement. The Distributors agree to make themselves reasonably available by telephone to answer questions which may arise after the date of this Agreement about transactions or contacts which occurred prior to the date of this Agreement, and to provide Electric City with any relevant existing documents requested by Electric City that relate to those transactions or contacts.

     (E) Electric City shall assume responsibility and liability for all EnergySavers sold and/or installed by the Distributors or their agents and honor any and all warranties or guarantees made by Electric City on those products. As of the date of this Agreement, the Distributors shall have no continuing obligation to any customer or to Electric City in connection with any Electric City product, service, warranty, guarantee, or other obligation. Electric City specifically agrees to honor the two-year warranties offered on EnergySaver units sold by Distributor Dome to Giant Foods Inc., Amway Corp., and the State of Michigan.

     (F) The Distributors represent and warrant that they have not entered into any agreements, made any promises, guarantees, warranties, or representations, or committed any acts or omissions which give rise to any liability on the part of Electric City that have not been disclosed in writing to Electric City.

         (G) Electric City represents and warrants that it has paid the Distributors all commissions due them on sales made in the Distributors' territories up to and including the date of this Agreement.

         (H) Within three business days following the date of this Agreement, Electric City shall return the original letters of credit posted pursuant to the Distributor Agreements for Arizona and Northern California to the Distributor's counsel at the address listed in Paragraph 6, below. In the event Electric City cannot, despite all reasonable efforts, locate the original letters of credit, it agrees to cooperate with the Distributors and to provide any affidavits or other documents which may be required by the involved banks or lending institutions as a substitute for the original documents.

         3. PAYMENT BY ELECTRIC CITY. (A) Upon execution of this Agreement, Electric City will pay to the Distributors the amount of $100,000.00 by wire transfer pursuant to directions to be provided by the Distributors.

         (B) In addition, Electric City agrees to pay to the Distributors the Final Repurchase Amount on or before July 31, 2000, subject to Paragraph 3(F), below. The Final Repurchase Amount shall be determined and agreed to by the Parties after the execution of this Agreement but by no later than June 30, 2000. Notwithstanding any provision of this Agreement, however, the Final Repurchase Amount shall not be less than $800,000.00 or greater than $1,280,244.00.

         (C) The parties agree to cooperate in good faith following the execution of this Agreement to determine the Final Repurchase Amount. To facilitate that determination, the Distributors shall, within seven days of the date of this Agreement, provide to Electric City a schedule of all expenses accrued by each in the performance of his duties under the Distributor Agreements. After reviewing that schedule, Electric City may, through counsel, request a further explanation of, or documents related to, particular scheduled expenses to verify that such expenses were reasonably accrued in the performance of the Distributor's duties under the

Distributor Agreements. It is the intent of the Parties that the Final Repurchase Amount, plus the initial $100,000 payment, shall equal the total amount of expenses reasonably accrued by the Distributors in performing their duties under the Distributor Agreements. The Parties agree and intend that any inquiry conducted by Electric City pursuant to this sub-paragraph shall be intended, and reasonably tailored, solely to verify that a particular expense was reasonably accrued by a Distributor in the performance of his duties under the Distributor Agreement.

         (D) If the Parties fail to agree to a Final Repurchase Amount by June 30, 2000, the Interim Final Repurchase Amount shall be $1,280,244.00 less the Disputed Amount (subject to the $800,000.00 limit provided for in Paragraph (3)(B) of this Agreement. The Disputed Amount shall be the total of the Distributor's expense entries of $500.00 or greater which Electric City asserts were not reasonably accrued in the scope of the Distributors' duties under the Distributor Agreements.

         (E) If there is a Disputed Amount, the Parties shall, by July 14, 2000, jointly retain a mutually agreed upon third party professional and submit the Disputed Amount to that third party for a final and binding determination of whether each expense entry which makes up the Disputed Amount was reasonably accrued by a Distributor in the scope of his duties under the Distributor Agreement. The Parties shall each submit their positions and any documents in support thereof to the third party professional in writing by July 21, 2000. As a condition precedent to his or her retention, the third party shall commit to adjudicate the matter by July 31, 2000. For purposes of the third party's determination, the Distributors shall bear the initial burden of demonstrating that the expenses at issue were accrued in the scope of their duties under the Distributor Agreements. If the Distributors make such a threshold showing, Electric City shall then have the burden of demonstrating that the expenses at issue either: were not reasonable or were not in fact accrued in the scope of the Distributors' duties. Electric City and the Distributors shall each bear fifty percent of the cost of the third party professional. The Interim Final Repurchase Amount plus any portion of the Disputed Amount which is found by the third party to have been reasonably accrued in the scope of the Distributors' duties shall be the Final Repurchase Amount.

     (F) Electric City represents and warrants that it is currently attempting to raise capital and reasonably believes it will have obtained a commitment for additional financing on or before July 31, 2000, although the Parties acknowledge that there is no guarantee that such financing will have been obtained and/or funded by July 31, 2000. In the event that Electric City has not obtained financing and cannot pay the Final Repurchase Amount on July 31, 2000, that amount, plus interest compounded monthly at an annual rate of 12%, shall be paid to the Distributors within seven days of the date Electric City receives its additional funding or, if such funding is never received, shall continue as an obligation of the company to the Distributors until such time as it is paid in full.

     (G) In addition to the payments set forth above, Electric City shall, within seven business days of the date of this Agreement, grant to each Distributor options to purchase shares of Electric City's common stock at a strike price of $7.00 per share. The number of options each Distributor shall receive is as follows:
                     Ronald Stone           35,000
                     Jeffrey Dome           20,000
                     Curtis Vernon          10,000

The stock options granted pursuant to this subparagraph shall vest on the date of this Agreement and may be exercised at any time for a period of ten
(10) years from the date of vesting.

     (H) Within fourteen days of the date of this Agreement, the Distributors shall return to Electric City any unsold inventory and any marketing or related materials owned by Electric City. The Distributors represent and warrant that all EnergySaver units returned to Electric City pursuant to this sub-paragraph have not been materially altered and remain in substantially the same condition as they were when received from Electric City.

     4. DOCUMENTATION OF FINANCES. Within seven days of the date of this Agreement, Electric City agrees to provide the Distributor's attorney with financial information, such as balance sheets, ledger balances, and cash flow projections, sufficient to document Electric City's cash on hand and projected cash flow through October, 2000. The Parties agree that such information shall be provided to Distributor's attorney on an "attorney's eyes only" basis, and the Distributors waive any right they may otherwise have had to access such information provided to their attorney, provided, however, that Distributor's attorney may share with Distributor Jeffrey Dome his general impressions about and conclusions drawn from the documents provided by Electric City. The Distributors each agree that any information provided by their attorney to Jeffrey Dome pursuant to this subparagraph shall not be shared with Ronald Stone or Curtis Vernon so as to avoid any inference that Stone or Vernon, who both own Electric City common stock, received insider information in violation of applicable securities laws.

     5. CONFIDENTIALITY AND NON-DISPARAGEMENT. (A) All Parties agree that the terms of this Agreement shall remain forever confidential and will not be disclosed to anyone who is not an officer, director, agent, attorney, tax advisor, or spouse of a Party, except as required by law or applicable regulations. The Parties specifically agree not to disclose the terms of this Agreement to any customer of Electric City, provided, however, that the Parties may make truthful representations to customers and the general public to the affect that the Distributor Agreements have been terminated, that the Distributors no longer represent Electric City, and/or that Electric City wished to terminate the Distributor Agreements to maximize its growth potential.

     6. NOTICE AND OPPORTUNITY TO CURE. Prior to declaring a breach of this Agreement or initiating any action to enforce this Agreement, the Parties agree to provide the Party alleged to be in breach with written notice of the alleged breach and a seven day period in which to cure the alleged breach. Any notice served under this Paragraph shall be directed as follows:
         If to Electric City or Joseph Marino, to:

                        Bonita L. Stone, Esq.
                        Katten, Muchin & Zavis
                        525 W. Monroe St., Suite 1600
                        Chicago, IL 60661-3693

         If to any Distributor, to:

                        Joseph J. Duffy, Esq.
                        Stetler & Duffy, Ltd.
                        140 South Dearborn, Suite 400
                        Chicago, IL 60603

     7. PREVAILING PARTY ENTITLED TO ATTORNEYS' FEES. In the event any legal action is initiated by any Party to enforce this Agreement or remedy a breach of this Agreement, the prevailing party in that action shall be entitled to recover the costs and attorneys' fees it reasonably incurred in connection with that action.

     8. NO WAIVER OF TERMS. The failure of any Party, as the case may be, to insist upon strict compliance with any of the terms, covenants, or conditions of this Agreement shall not be deemed a waiver of such terms, covenants, or conditions, nor shall the relinquishment of any right or power hereunder at any one or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

     9. WRITTEN AMENDMENTS. This Agreement may be changed, modified, or amended only by a writing duly executed by both or all Parties affected by such a change, modification, or amendment.

     10. BINDS SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors-in-interest or assigns.

     11. SEVERABILITY. If applicable law prohibits or invalidates any provision of this Agreement, such provision shall be rendered ineffective and severable from the remainder of this Agreement without affecting or impairing the enforceability or validity of the remainder of this Agreement.

     12. APPLICABLE LAW. This Agreement shall be governed by and construed and enforced in accordance with the law of the State of Illinois.

     13. CAPACITY TO EXECUTE. Each Party represents and warrants to the others that: (a) it has the capacity and authority to enter into and perform this Agreement; and (b) the execution, delivery, and performance of this Agreement has been duly authorized by all necessary corporate, partnership, or other action and does not and will not conflict with, result in a breach of, violate, or constitute a default under any of the governing documents or instruments of such Party or any material agreement, instrument, judgment, or decree to which such Party is bound. The Parties agree to execute such further instruments as may be necessary to effectuate the intents and purposes of this Agreement.

     14. NO PRESUMPTION AGAINST DRAFTEE. The Parties, through their attorneys, have each actively participated in and contributed to the preparation of this Agreement. The Parties agree that there shall be no presumption favoring or burdening any Party based upon the drafting of this Agreement.

     15. COUNTERPARTS. This Agreement may by executed in counterparts, and execution of separate copies of this Agreement by the Parties will not affect its validity. Each counterpart or copy shall be deemed an original, all of which shall constitute one and the same Agreement. A facsimile signature shall be considered as binding as an original signature.

     16. HEADINGS. The headings used in this Agreement are for convenience and reference only and shall not limit or otherwise affect the provisions of this Agreement.


AGREED AND ACCEPTED:

                ELECTRIC CITY CORP.     JEFFREY A. DOME


By: _________________________           _________________________


Its: ________________________


JOSEPH MARINO                           RONALD STONE, individually and as an
                            authorized agent of Electric City of Florida LLC



_____________________________           _________________________


                                        CURTIS VERNON, individually and as an
                                        authorized agent of Carlton Vernon



                                        _________________________

                                  ADDENDUM A


     Index of the Distributor Agreements referenced in Paragraph 2 of the foregoing Agreement and Mutual Release between and among Electric City Corp., Joseph Marino, Jeffrey A. Dome, Curtis Vernon, and Ronald Stone:


TERRITORY                          DISTRIBUTOR                DATE OF AGREEMENT
---------                          -----------                -----------------
Arizona                           Curtis Vernon                   6/24/99(1)
Colorado                          Curtis Vernon                     4/8/99
Florida                 Electric City of Florida LLC(2)            10/28/98
Georgia                           Ronald Stone                      4/30/99
Michigan                          Jeffrey Dome                      5/19/99
Nebraska                          Curtis Vernon                     4/8/99
Northern California        Curtis & Carlton Vernon(3)               4/6/99
North Carolina          Electric City of Florida LLC(2)            10/28/98
Ohio                              Jeffrey Dome                      5/19/99
South Carolina                    Ronald Stone                      4/30/99

-------------------------
     (1) Distributor Curtis Vernon does not have a dated copy of the Arizona Distributor Agreement in his possession but believes that it was dated on or about June 24, 1999.
     (2) As detailed in Paragraph 2(B) of this Agreement and Mutual Release, the Distributor Agreement for Florida and North Carolina was executed by Electric City of Florida LLC, an entity formed and controlled by Ronald Stone.
     (3) As detailed in Paragraph 2(B) of this Agreement and Mutual Release, the Distributor Agreement for Northern California was executed by both Curtis Vernon and Carlton Vernon.

     16. HEADINGS. The headings used in this Agreement are for convenience and reference only and shall not limit or otherwise affect the provisions of this Agreement.

AGREED AND ACCEPTED:

ELECTRIC CITY CORP.                    JEFFREY A. DOME

By:                                    /s/ Jeffrey A. Dome
    ------------------------------     ------------------------------------
Its:
    ------------------------------

JOSEPH MARINO                          RONALD STONE, individually and as an
                                       authorized agent of Electric City of
                                       Florida LLC


----------------------------------     ------------------------------------

                                       CURTIS VERNON, individually and as an
                                       authorized agent of Carlton Vernon


                                       -------------------------------------

     16. HEADINGS. The headings used in this Agreement are for convenience and reference only and shall not limit or otherwise affect the provisions of this Agreement.

AGREED AND ACCEPTED:

ELECTRIC CITY CORP.                    JEFFREY A. DOME

By:
    ------------------------------     ------------------------------------
Its:
    ------------------------------

JOSEPH MARINO                          RONALD STONE, individually and as an
                                       authorized agent of Electric City of
                                       Florida LLC

                                       /s/ Ronald Stone
----------------------------------     ------------------------------------

                                       CURTIS VERNON, individually and as an
                                       authorized agent of Carlton Vernon

                                       -------------------------------------

     16. HEADINGS. The headings used in this Agreement are for convenience and reference only and shall not limit or otherwise affect the provisions of this Agreement.

AGREED AND ACCEPTED:

ELECTRIC CITY CORP.                    JEFFREY A. DOME

By:
    ------------------------------     ------------------------------------
Its:
    ------------------------------

JOSEPH MARINO                          RONALD STONE, individually and as an
                                       authorized agent of Electric City of
                                       Florida LLC


----------------------------------     ------------------------------------

                                       CURTIS VERNON, individually and as an
                                       authorized agent of Carlton Vernon

                                       /s/ Curtis Vernon
                                       -------------------------------------

     16. HEADINGS. The headings used in this Agreement are for convenience and reference only and shall not limit or otherwise affect the provisions of this Agreement.

AGREED AND ACCEPTED:

ELECTRIC CITY CORP.                    JEFFREY A. DOME

By: /s/ John Mitola
    ------------------------------     ------------------------------------
Its: Chief Executive Officer
    ------------------------------

JOSEPH MARINO                          RONALD STONE, individually and as an
                                       authorized agent of Electric City of
                                       Florida LLC


----------------------------------     ------------------------------------

                                       CURTIS VERNON, individually and as an
                                       authorized agent of Carlton Vernon


                                       -------------------------------------

     16. HEADINGS. The headings used in this Agreement are for convenience and reference only and shall not limit or otherwise affect the provisions of this Agreement.

AGREED AND ACCEPTED:

ELECTRIC CITY CORP.                    JEFFREY A. DOME

By: /s/ John Mitola
    ------------------------------     ------------------------------------
Its: President
    ------------------------------

JOSEPH MARINO                          RONALD STONE, individually and as an
                                       authorized agent of Electric City of
                                       Florida LLC


----------------------------------     ------------------------------------

                                       CURTIS VERNON, individually and as an
                                       authorized agent of Carlton Vernon


                                       -------------------------------------

     16. HEADINGS. The headings used in this Agreement are for convenience and reference only and shall not limit or otherwise affect the provisions of this Agreement.

AGREED AND ACCEPTED:

ELECTRIC CITY CORP.                    JEFFREY A. DOME

By: /s/ John Mitola
    ------------------------------     ------------------------------------
Its: Chief Executive Officer
    ------------------------------

JOSEPH MARINO                          RONALD STONE, individually and as an
                                       authorized agent of Electric City of
                                       Florida LLC

/s/ Joseph Marino
----------------------------------     ------------------------------------

                                       CURTIS VERNON, individually and as an
                                       authorized agent of Carlton Vernon


                                       -------------------------------------